Exhibit 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE WARRANT HOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

COMMON STOCK PURCHASE WARRANT

ARBIOS SYSTEMS, INC.

THIS CERTIFIES that for good and valuable consideration received, Immunocept LLC, or a registered assignee (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from Arbios Systems, Inc., a Delaware corporation (the “Corporation”), up to 225,000 (Two hundred twenty-five thousand) fully paid and nonassessable shares of common stock, par value $0.001, of the Corporation (“Warrant Stock”) at a purchase price per share (the “Exercise Price”) of $1.50 (the “Warrant”).

1.	Term of Warrant

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time on or after the date hereof and at or prior to 11:59 p.m., Pacific Standard Time, on March 29th, 2013 (the “Expiration Date”).

2.	Exercise of Warrant.

The purchase rights represented by this Warrant are exercisable by the registered Holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Date by delivery of the following to the office of the Corporation specified in Section 13:

(a) A duly executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price for the shares thereby purchased either (i) by cash or by check or bank draft payable to the order of the Corporation, (ii) by cancellation of indebtedness of the Corporation to the Holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased, or (iii) by net exercise pursuant to Section 2.1 hereof; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, the Holder shall be entitled to receive from the Corporation a stock certificate in proper form representing the number of shares of Warrant Stock so purchased.

2.1 Net Exercise.

Notwithstanding any provisions herein to the contrary, in the event of a Change of Control the Holder may elect, in lieu of exercising this Warrant by payment of cash, to receive shares equal to the value (as determined below) of this Warrant (or the portion hereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder, upon consummation of such Change of Control, a number of shares of Warrant Stock computed using the following formula:

X = Y (A-B)
A

Where X =	the number of shares of Warrant Stock to be issued to the Holder

Y =	the number of shares of Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one share of the Corporation’s Warrant Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Warrant Stock shall be the value received in such Change of Control by the holders of the securities as to which purchase rights under this Warrant exist.

3.	Issuance of Shares; No Fractional Shares of Scrip.

Certificates for shares purchased hereunder shall be delivered to the Holder hereof by the Corporation's transfer agent at the Corporation's expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder or, subject to applicable laws, such other name as shall be requested by the Holder. If, upon exercise of this Warrant, fewer than all of the shares of Warrant Stock evidenced by this Warrant are purchased prior to the Expiration Date, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Warrant Stock not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder of the Warrant Stock). The Corporation agrees that the shares so issued shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

4.	Charges, Taxes and Expenses.

Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form to be provided by the Corporation duly executed by the Holder hereof.

5.	No Rights as Stockholders.

This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation prior to the exercise hereof.

6.	Exchange and Registry of Warrant.

This Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.	Loss, Theft, Destruction or Mutilation of Warrant.

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8.	Saturdays, Sundays and Holidays.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or that is a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9.	Merger, Sale of Assets, Etc.

If at any time prior to the Expiration Date the Corporation proposes to effect an acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Corporation or sell or convey all or substantially all of the Corporation’s assets to any other entity (each, a “Change of Control”), then, as a condition of such Change of Control, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of the Warrant, the kind and amount of equity securities which would have been received upon such Change of Control by a Holder of a number of shares of common stock equal to the number of shares issuable upon exercise of the Warrant immediately prior to such Change of Control. If the property to be received upon such Change of Control is not equity securities, or in the event of an initial public offering of securities of the Corporation registered under the Act (whether or not such public offering would be deemed a Change of Control), the Corporation shall give the Holder of this Warrant twenty (20) business days prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate. Notwithstanding the foregoing, in the event of a public offering or Change of Control, the Holder shall have the right to deliver a Notice of Exercise to the Corporation conditioned upon consummation of such public offering or Change of Control transaction (a “Conditional Notice”). In the event of a Conditional Notice, this Warrant shall be exercised only in the event such transaction is consummated, and shall be deemed so exercised immediately prior to the consummation of such public offering or Change of Control transaction (but after giving effect to any adjustment to the Exercise Price).

10.	Subdivision, Combination, Reclassification, Conversion, Etc.

If the Corporation at any time shall by subdivision, combination, reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Corporation shall give the Holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

11.	Transferability; Compliance with Securities Laws.

(a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject to such restrictions, prior to the Expiration Date, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 2 hereof. Any such transfer shall be made in person or by the Holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Stock issuable upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Warrant Stock so purchased are being acquired solely for Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c) The Holder understands that the Warrant Stock has not been registered under the Act on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(d) Notwithstanding the foregoing, no registration statement, no-action letter or opinion of counsel shall be necessary for a transfer, pledge or grant of security interest by a holder of a Warrant (or securities issuable upon exercise thereof) (i) to a fund, partnership, limited liability company, trust, or other entity that is an affiliate of such holder, (ii) to a partner or member (or retired partner or member) of such transferring holder, or to the estate of any such partner or member (or retired partner or member), (iii) to holder’s spouse, siblings, lineal descendants or ancestors by gift, will or intestate succession or (iv) in compliance with Rule 144(k) (or any successor provision) of the Act so long as the Corporation is furnished with satisfactory evidence of compliance with such rule; provided, however, that, in the case of (i), (ii) or (iii), the transferee agrees in writing to be subject to the terms of this Warrant to the same extent as if he or she were an original holder hereunder.

(e) Each certificate representing the Warrant Stock or other securities issued in respect of the Warrant Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR UNLESS THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

12.	Representations and Warranties.

The Corporation hereby represents and warrants to the Holder hereof that:

(a) during the period that this Warrant is outstanding, the Corporation will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

(b) the issuance of this Warrant shall constitute full authority to the Corporation's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

(c) the Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, and to carry out and perform its obligations under the terms of this Warrant;

(d) all corporate action on the part of the Corporation, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Corporation, the authorization, sale, issuance and delivery of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Corporation's obligations hereunder has been taken;

(e) the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Corporation's Certificate of Incorporation (as they may be amended from time to time), will be validly issued, fully paid and nonassessable, and free of all taxes, liens or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable federal and state securities laws;

(f) the issuance of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights;

(g) Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment; and

(h) In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date the Corporation plans to take a record of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

13.	Notices.

All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications to the Corporation shall be sent to the following address:

Arbios Systems, Inc.
1050 Winter Street, Suite 1000
Waltham, MA 02451
Facsimile: 1-781-839-7294
Attn: President

and all communications to the Holder shall be sent to the following address:

Immunocept LLC
6530 Clearhaven Circle
Dallas, TX 75248
Attn: James R. Matson, MD

or such other address as the Corporation or Holder may designate by ten (10) days advance written notice to the other parties hereto.

14.	Governing Law.

This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers.

Dated: March 29, 2007

ARBIOS SYSTEMS, INC.

By:	/s/ Walter Ogier
Walter C. Ogier
President and Chief Executive Officer

NOTICE OF EXERCISE

To: Arbios Systems, Inc.

(1) □ The undersigned hereby elects to purchase _______ shares of common stock of Arbios Systems, Inc. pursuant to the terms of the attached Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

□ The undersigned hereby elects to purchase _______ shares of common stock of Arbios Systems, Inc. pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

______________________________________
(Name)

______________________________________
(Address)

(3) The undersigned represents that (i) the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; and (iii) the undersigned understands that the shares of common stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

Date:__________________________

______________________________
(Signature)